UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

June 10, 2015
Date of report (Date of earliest event reported)

Supertel Hospitality, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

1-34087	52-1889548
(Commission File Number)	(IRS Employer Identification No.)
309 North Fifth Street
Norfolk, NE	68701
(Address of Principal Executive Offices)	(Zip Code)

(402) 371-2520
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

Supertel Hospitality, Inc. (the “Company”) held its annual meeting of shareholders on June 10, 2015.  The holders of the common stock and the Series C convertible preferred stock, voting as one class, (i) elected seven directors for an annual term or until their successors have been duly elected and qualified and (ii) ratified the appointment of KPMG LLP as independent auditors of the Company for 2015.

Holders of Series A preferred stock and Series B preferred stock, voting as a single class,  elected two directors to serve for an annual term or until their successors have been duly elected and qualified, or until such earlier time as provided in the Company’s articles of incorporation.

For the annual meeting there were 4,927,797 shares of common stock and 3,000,000 shares of Series C Convertible preferred stock outstanding and eligible to vote as one class, representing 5,554,657 votes eligible to be cast at the meeting, of which holders of common stock and Series C convertible preferred stock representing 5,115,614 votes were present at the meeting in person or by proxy.  The tabulation for each matter voted upon at the meeting by the common stock and the Series C convertible stock was as follows:

Seven nominees were elected to serve as Directors of the Company by the following vote:

	Votes For	Votes Withheld	Broker Non-Vote
J. William Blackham	3,216,857	347,850	1,550,907
Daphne J. Dufresne	3,219,806	344,901	1,550,907
Daniel R. Elsztain	3,235,143	329,564	1,550,907
James H. Friend	3,128,198	436,509	1,550,907
Donald J. Landry	3,228,642	336,065	1,550,907
John M. Sabin	3,121,001	443,706	1,550,907
George R. Whittemore	3,092,849	471,858	1,550,907
The shareholders ratified the appointment of KPMG LLP as independent auditors for 2015 by the following vote:

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
5,085,421	23,322	6,871	0

For the annual meeting there were 803,270 shares of Series A preferred stock and 332,500 shares of Series B preferred stock outstanding and eligible to vote as one class, representing 1,634,520 votes, to elect two directors of which holders of Series A preferred stock and Series B preferred stock representing 864,602 votes were present at the meeting in person or by proxy.

Two nominees were elected by the holders of Series A preferred stock and Series B preferred stock to serve as Directors by the following vote:

	Votes For	Votes Withheld	Broker Non-Vote

John M. Dinkel	820,095	44,507	0
Kelly A. Walters	823,148	41,454	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Supertel Hospitality, Inc.

Date: June 10, 2015	By: _/s/ Corrine L. Scarpello_______
Name: Corrine L. Scarpello
Title: Chief Financial Officer